                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        WORLDWIDE DOLLARVEST FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 9, 1998

                            ------------------------

TO THE STOCKHOLDERS OF WORLDWIDE DOLLARVEST FUND, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (the 'Meeting') of Worldwide DollarVest Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on July 9, 1998, at 10:00 A.M. for the following purposes:

          (1) To elect six Directors to serve until the next Annual Meeting of Stockholders;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 13, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 25, 1998 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          LAWRENCE A. ROGERS
                                          Secretary

Plainsboro, New Jersey
Dated: May 28, 1998

                                PROXY STATEMENT

                            ------------------------

                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 9, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Worldwide DollarVest Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, July 9, 1998 at 10:00 A.M. The approximate mailing date of this Proxy Statement is May 28, 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve until the next Annual Meeting of Stockholders and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on May 13, 1998 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 6,392,962 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be elected by holders of Common Stock.


     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below:

                                                                                                               SHARES OF
                                                                                                             COMMON STOCK
                                                                                                              OF THE FUND
                                                          PRINCIPAL OCCUPATION                               BENEFICIALLY
                                                         DURING PAST FIVE YEARS                   DIRECTOR   OWNED ON THE
              NAME AND ADDRESS                        AND PUBLIC DIRECTORSHIPS(1)           AGE     SINCE     RECORD DATE
              ----------------                        ---------------------------           ---   --------   ------------
Arthur Zeikel* .............................  Chairman of Fund Asset Management, L.P.        65     1994           0
  P.O. Box 9011                                 ('FAM,' which term as used herein includes
  Princeton, New Jersey 08543-9011              its corporate predecessors) since 1997;
                                                Chairman of MLAM (which term as used
                                                herein includes its corporate
                                                predecessors) since 1997; President of FAM
                                                and MLAM from 1977 to 1997; Chairman of
                                                Princeton Services, Inc. ('Princeton
                                                Services') since 1997 and Director thereof
                                                since 1993; President of Princeton
                                                Services from 1993 to 1997; Executive Vice
                                                President of Merrill Lynch & Co., Inc.
                                                ('ML & Co.') since 1990.

Donald Cecil(2) ............................  Special Limited Partner of Cumberland          71     1994           0
  1114 Avenue of the Americas                   Partners (investment partnership) since
  New York, New York 10036                      1982; Member of Institute of Chartered
                                                Financial Analysts; Member and Chairman of
                                                Westchester County (N.Y.) Board of
                                                Transportation.

Edward H. Meyer(2) .........................  President of Grey Advertising, Inc. since      71     1994           0
  777 Third Avenue                              1968, Chief Executive Officer since 1970
  New York, New York 10017                      and Chairman of the Board of Directors
                                                since 1972; Director of The May Department
                                                Stores Company, Bowne & Co., Inc.
                                                (financial printers), Ethan Allen
                                                Interiors, Inc. and Harman International
                                                Industries, Inc.

                                                                                                               SHARES OF
                                                                                                             COMMON STOCK

                                                                                                              OF THE FUND
                                                          PRINCIPAL OCCUPATION                               BENEFICIALLY
                                                         DURING PAST FIVE YEARS                   DIRECTOR   OWNED ON THE
              NAME AND ADDRESS                        AND PUBLIC DIRECTORSHIPS(1)           AGE     SINCE     RECORD DATE
              ----------------                        ---------------------------           ---   --------   ------------
Charles C. Reilly(2) .......................  Self-employed financial consultant since       66     1994        10,000
  9 Hampton Harbor Road                         1990; President and Chief Investment
  Hampton Bays, New York 11946                  Officer of Verus Capital, Inc. from 1979
                                                to 1990; former Senior Vice President of
                                                Arnhold and S. Bleichroeder, Inc. from
                                                1973 to 1990; Adjunct Professor, Columbia
                                                University Graduate School of Business
                                                from 1990 to 1991; Adjunct Professor,
                                                Wharton School, University of Pennsylvania
                                                from 1989 to 1990; Partner, Small Cities
                                                Cable Television since 1986.

Richard R. West(2) .........................  Professor of Finance since 1984, Dean from     60     1994           0
  Box 604                                       1984 to 1993 and currently Dean Emeritus
  Genoa, Nevada 89411                           of New York University Leonard N. Stern
                                                School of Business Administration;
                                                Director of Bowne & Co., Inc. (financial
                                                printers), Vornado, Inc. (real estate
                                                holding company), and Alexander's Inc.
                                                (real estate company).
Edward D. Zinbarg(2) .......................  Executive Vice President of The Prudential     63     1994           0
  5 Hardwell Road                               Insurance Company of America from 1988 to
  Short Hills, New Jersey 07078-2117            1994; former Director of Prudential
                                                Reinsurance Company and former Trustee of
                                                the Prudential Foundation.

------------------
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLAM or their affiliates acts as investment adviser. See 'Compensation of Directors and Officers' below.

(2) Member of Audit Committee of the Board of Directors.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended November 30, 1997, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served during such period, except Mr. Meyer who attended 62.5%.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its fiscal year ended November 30, 1997, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Lawrence A. Rogers inadvertently failed to make a timely Form 3 filing to report his appointment as an officer of the Fund. A Form 3 was filed on behalf of Mr. Rogers on July 1, 1997.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a 'non-affiliated Director') a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-affiliated Directors, a fee of $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $28,884 for the fiscal year ended November 30, 1997.

     The following table sets forth for the fiscal year ended November 30, 1997 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-affiliated Directors.


                                                                         AGGREGATE COMPENSATION
                                           PENSION OR RETIREMENT               FROM FUND,
      NAME OF           COMPENSATION     BENEFITS ACCRUED AS PART         AND FAM/MLAM ADVISED
      DIRECTOR            FROM FUND          OF FUND EXPENSES            FUNDS PAID TO DIRECTORS
      --------          ------------     ------------------------        -----------------------
Donald Cecil(1)            $6,000                  None                         $280,350
Edward H. Meyer(1)         $4,500                  None                         $222,100
Charles C. Reilly(1)       $6,000                  None                         $313,000
Richard R. West(1)         $6,000                  None                         $299,000
Edward D. Zinbarg(1)       $6,000                  None                         $133,500

------------------
(1) The Directors serve on the Boards of FAM/MLAM Advised Funds as follows: Mr. Cecil (33 registered investment companies consisting of 33 portfolios), Mr. Meyer (33 registered investment companies consisting of 33 portfolios), Mr. Reilly (46 registered investment companies consisting of 59 portfolios), Mr. West (47 registered investment companies consisting of 69 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                                                             OFFICER
                          NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
                          -----------------------------                                 ------        ---    -------
Arthur Zeikel ...................................................................      President       65      1994
  Chairman of FAM since 1997; Chairman of MLAM since 1997; President of FAM and
  MLAM from 1977 to 1997; Chairman of Princeton Services since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; and
  Executive Vice President of ML & Co. since 1990.
Terry K. Glenn ..................................................................   Executive Vice     57      1994
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President        President
  and Director of Princeton Services since 1993; President of Merrill Lynch Funds
  Distributor, Inc. ('MLFD') since 1986 and Director thereof since 1991;
  President of Princeton Administrators, L.P. since 1988.
Joseph T. Monagle ...............................................................     Senior Vice      49      1994
  Senior Vice President of FAM and MLAM and Department Head of the Global Fixed        President
  Income Division since 1990; Vice President of MLAM from 1978 to 1990; Senior
  Vice President of Princeton Services since 1993.
Paolo H. Valle ..................................................................     Senior Vice      40      1994
  First Vice President of MLAM since 1997; Vice President of MLAM from 1992 to         President
  1997; Portfolio Manager of FAM and MLAM since 1992.

Vincent T. Lathbury, III ........................................................   Vice President     57      1994
  First Vice President of MLAM since 1997; Vice President of MLAM from 1982 to
  1997; Portfolio Manager of FAM and MLAM since 1982.
Donald C. Burke .................................................................   Vice President     37      1994
  First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to
  1997; Director of Taxation of MLAM since 1990.
Gerald M. Richard ...............................................................      Treasurer       48      1994
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Vice President of
  MLFD since 1981 and Treasurer thereof since 1984.
Lawrence A. Rogers ..............................................................      Secretary       51      1997
  Director (Legal Advisory) of MLAM since 1997; Vice President of MLAM from 1996 to 1997; Partner of Shereff, Friedman, Hoffman and Goodman LLP from 1992 through 1996.

     Stock Ownership. On the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the common stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T') to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of D&T as independent auditors for the Fund.

     The proposal to elect the Fund's Board (Item 1) and the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the votes cast by the Fund's stockholders, voting in person or by proxy.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') holding Fund shares in 'street name' for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned to the Fund but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purpose of a quorum. Merrill Lynch has advised the Fund that except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast and therefore will not have an effect on the vote on either Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY


     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 1997, to any stockholder upon request. Such requests should be directed to Worldwide DollarVest Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Lawrence A. Rogers or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     It is currently intended that the 1999 Annual Meeting of the Stockholders of the Fund will be held in May, 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 16, 1998.

                                          By Order of the Board of Directors
                                          LAWRENCE A. ROGERS
                                          Secretary

Dated: May 28, 1998

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